SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 12, 2003

Fog Cutter Capital Group Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	0-23911	52-2081138
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1410 SW Jefferson Street, Portland, OR 97201
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (503) 721-6500

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)           Exhibits.

The following exhibit is filed as part of this report:

99            Press Release Dated November 12, 2003 – “Fog Cutter Capital Group Inc. Reports Third Quarter 2003 Operating Results”

Item 12.  Disclosure of Results of Operations and Financial Condition.

On November 12, 2003, Fog Cutter Capital Group Inc. (Nasdaq: FCCG) issued an earnings release announcing the results of operations and financial condition for the three month and nine month periods ending September 30, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Fog Cutter Capital Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2003

FOG CUTTER CAPITAL GROUP INC.

	By:	/s/ R. Scott Stevenson
R. Scott Stevenson
Senior Vice President and Chief Financial Officer